UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

LONGEVITY ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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	(2)	Form, Schedule or Registration Statement No.:

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LONGEVITY ACQUISITION CORPORATION

Yongda International Tower

No. 2277 Longyang Road, Pudong District, Shanghai

People’s Republic of China

TO THE SHAREHOLDERS OF LONGEVITY ACQUISITION CORPORATION:

You are cordially invited to attend the 2020 annual meeting (the “Meeting”) of the shareholders of Longevity Acquisition Corporation (the “Company” or “LOAC”) to be held at 10:00 a.m. Eastern Time on December 18, 2020 at the offices of the Company’s counsel, Hunter Taubman Fischer & Li LLC, 800 Third Avenue, Suite 2800, New York, New York 10022.

The Meeting is being held for the purpose of considering and voting upon the following proposals:

●	To re-elect each of the two directors identified herein to the Company’s board of directors (the “Board”), with such directors to serve until the 2022 annual meeting of shareholders;

●	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ended February 29, 2020 and for the periods ended May 31, 2020 and August 31, 2020; and

●	To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals.

No other business shall be transacted at the Meeting.

The Board has fixed the close of business on November 27, 2020 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Meeting or any adjournment. On the Record Date, there were 2,625,622 outstanding ordinary shares of Longevity, including 1,375,622 outstanding public shares. Longevity’s warrants and rights do not have voting rights.

After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR All” the proposal regarding the re-election of the two directors identified herein to the Board, “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ended February 29, 2020 and for the periods ended May 31, 2020 and August 31, 2020 and “FOR” the proposal to direct the chairman of the Meeting to adjourn the Meeting.

You are welcome to attend the Meeting in person. Whether or not you plan to attend the Meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. This will assure your representation and a quorum for the transaction of business at the meeting.

I look forward to seeing you at the meeting.

Dated: December 3, 2020

Sincerely,

/s/ Matthew Chen
Matthew Chen
Chief Financial Officer

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

Meeting Time: 10:00 a.m. December 18, 2020 (Eastern Time)

TO THE SHAREHOLDERS OF LONGEVITY ACQUISITION CORPORATION:

You are cordially invited to attend the 2020 annual meeting (the “Meeting”) of the shareholders of Longevity Acquisition Corporation (the “Company” or “LOAC”) to be held at 10:00 a.m. Eastern Time on December 18, 2020 at the offices of the Company’s counsel, Hunter Taubman Fischer & Li LLC, 800 Third Avenue, Suite 2800, New York, New York 10022.

The Meeting is being held for the purpose of considering and voting upon the following proposals:

●	To re-elect each of the two directors identified herein to the Company’s board of directors (the “Board”), with such directors to serve until the 2021 annual meeting of shareholders;

●	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ended February 29, 2020 and for the periods ended May 31, 2020 and August 31, 2020; and

●	To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals.

The Board has fixed the close of business on November 27, 2020 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Meeting or any adjournment. On the Record Date, there were 2,625,622 outstanding ordinary shares of Longevity, including 1,375,622 outstanding public shares. Longevity’s warrants and rights do not have voting rights.

The affirmative vote of 50% or more of the Company’s shares present (in person or by proxy) at the Meeting and voting will be required to approve the proposals. Each of the two directors identified herein shall be re-elected to the Board if that director's election is so approved by the affirmative vote of a majority of the shares present (in person or by proxy) at the Meeting and voting on the proposal. With regard to the re-election of the two directors note however that while each will be elected for a further two year term (until the 2022 annual meeting of shareholders) each have agreed that should the proposed Business Combination (as defined herein later) be completed, their renewed terms may be shortened or otherwise modified in connection the terms and proposals for Business Combination and any amendment to our Memorandum and Articles in connection therewith.

Enclosed is the proxy statement containing detailed information concerning the above referenced proposals to be considered at the Meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Meeting and at any adjournments or postponements of the Meeting. The proxy statement is dated December 3, 2020 and is first being mailed to shareholders of the Company on or about December 8, 2020 along with our annual report for the fiscal year ended February 29, 2020 and proxy card.

Whether or not you plan to attend the Meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the Meeting.

Dated: December 3, 2020

/s/ Matthew Chen
Matthew Chen
Chief Financial Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. You may also cast your vote in person at the Meeting. If your shares are held in an account at a broker, bank or other nominee, you must instruct your broker, bank or other nominee how to vote your shares, or you may cast your vote in person at the Meeting by obtaining a proxy from your broker, bank or other nominee.

i

LONGEVITY ACQUISITION CORPORATION

Yongda International Tower

No. 2277 Longyang Road, Pudong District, Shanghai

People’s Republic of China

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON DECEMBER 18, 2020 (Eastern Time)

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.

This proxy statement is being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company, for use at the 2020 annual meeting of shareholders (the “Meeting”) to be held on December 18, 2020 at 10:00 a.m., Eastern Time, at the offices of Longevity’s counsel, Hunter Taubman Fischer & Li LLC, 800 Third Avenue, Suite 2800, New York, New York 10022, or at any adjournments or postponements thereof.

This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

Q. What is being voted on?	A.

You are being asked to consider and vote on the following proposals:

●     To re-elect each of the two directors identified herein to the Company’s Board, with such directors to serve until the 2022 annual meeting of shareholders;

●     To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ended February 29, 2020 and for the periods ended May 31, 2020 and August 31, 2020; and

●     To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals.

With regard to the re-election of the two directors note however that while each will be elected for a further two year term (until the 2022 annual meeting of shareholders) each have agreed that should the proposed Business Combination (as defined herein later) be completed, their renewed terms may be shortened or otherwise modified in connection the terms and proposals for Business Combination and any amendment to our Memorandum and Articles in connection therewith.

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR ALL” the re-election of the two directors identified in the proxy statement to the Board, “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ended February 29, 2020 and for the periods ended May 31, 2020 and August 31, 2020 and “FOR” the proposal to direct the chairman of the Meeting to adjourn the Meeting.

Q. Who may vote at the Meeting?	A.	The Board has fixed the close of business on November 27, 2020 (the “Record Date”) as the date for determining the shareholders entitled to vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on the Record Date are entitled to have their votes counted at the Meeting or any adjournment.

Q. How many votes must be present to hold the Meeting?	A.	A quorum of 50% of the Company’s shares entitled to vote on the matters set out herein outstanding as of the Record Date, present in person or by proxy, will be required to conduct the Meeting.

Q. How many votes do I have?	A.	You are entitled to cast one vote at the Meeting for each share you held as of the Record Date. As of the close of business on the Record Date, there were 2,625,622 outstanding ordinary shares of Longevity, including 1,375,622 outstanding public shares. Longevity’s warrants and rights do not have voting rights.

Q. What is the proxy card?	A.	The proxy card enables you to appoint the representatives named on the card to vote your shares at the Meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date, in case your plans change.

Q. What is the difference between a shareholder of record and a beneficial owner of shares held in street name?	A.

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the Company sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q. How do the Company’s insiders intend to vote their shares?	A.	All of the Company’s directors, executive officers and their affiliates as well as other inside shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the proposals set forth herein. On the Record Date, these shareholders beneficially owned and were entitled to vote 1,250,000 of the Company’s shares, representing approximately 47.6% of the Company’s outstanding shares.

Q. What vote is required to adopt each of the proposals?	A.	Each of the proposed two directors identified herein shall be re-elected to the Board if the proposal to elect the relevant director is approved by the affirmative vote of a majority of the shares present in person or by proxy at the Meeting and voting on the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the proposals.

Q. What is the deadline for voting my shares?	A.	If you are a shareholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the Meeting, in order for your shares to be voted at the Meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q. Is my vote confidential?	A.	Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q. Where will I be able to find the voting results of the Meeting?	A.	We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Q: How do I vote	A.	If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals to be considered at the Meeting.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the Meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q. How do I change my vote?	A.	If you have submitted a proxy card to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the Meeting or by voting in person at the meeting. Attendance at the meeting alone will not change your vote.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. Can I receive future materials via the internet?	A.	If you vote by internet, simply follow the prompts for enrolling in electronic proxy delivery service. This will reduce the Company’s printing and postage costs in the future, as well as the number of paper documents you will receive.

Q. Who can help answer my questions?	A.

If you have questions, you may write or call:

Yongda International Tower

No. 2277 Longyang Road,

Pudong District, Shanghai

People’s Republic of China

Tel: (86) 21-60832028

or:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

NOT TO SEEK APPROVAL ON THE PROPOSED BUSINESS COMBINATION

As previously disclosed on the Company’s Current Report on Form 8-K filed on October 22, 2020, on October 21, 2020, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with 4D Pharma PLC (“4D Pharma”), a public limited company incorporated under the laws of England and Wales, and Dolphin Merger Sub Limited (“Merger Sub”), a British Virgin Islands company limited by shares and a wholly-owned subsidiary of 4D Pharma, providing for, among other things, and subject to the conditions therein, the combination of Longevity and 4D Pharma pursuant to the proposed merger of Longevity with and into Merger Sub with Merger Sub continuing as the surviving entity and wholly-owned subsidiary of 4D Pharma (the “Merger”).

The Company plans to file a preliminary proxy statement with the SEC in connection with the proposed business combination with 4D Pharma (the “Business Combination”). Following completion of the SEC’s review process, a definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed business combination with 4D Pharma (the “Business Combination Proxy Statement”). The Business Combination Proxy Statement will contain important information regarding the Business Combination.

You are NOT being asked to vote on the Business Combination at this time. If you are a public shareholder, you will have the right to vote on the Business Combination when it is submitted to shareholders.

PROPOSAL 1 - ELECTION OF CLASS I DIRECTORS

The Company's board of directors is currently divided into two classes, Class I and Class II, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a two-year term.

Under the Memorandum and Articles of Association of the Company, the terms of the present Class I directors, Messrs. Nicholas H. Adler and Jun Liu are due to expire at the Company's first annual general meeting. At the Meeting therefore, the shareholders are being asked to re-elect each of Messrs. Nicholas H. Adler and Jun Liu to our board of directors to serve as Class I directors until the 2022 annual meeting of shareholders.

With regard to the re-election of the directors note however that while they will be elected for a further two year term (until the 2022 annual meeting of shareholders) each have agreed that should the proposed Business Combination (as defined herein later) be completed, their renewed terms may be shortened or otherwise modified in connection the terms and proposals for Business Combination and any amendment to our Memorandum and Articles in connection therewith.

Subsequent to shareholder approval of this proposal, the Board will have a total of five members, divided into two classes as follows:

Class	Term	Directors
Class I	Class I Directors shall stand elected for a term expiring at the Company's first annual shareholder meeting and directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the first annual shareholder meeting following their election.	1. Nicholas H. Adler 2. Jun Liu

Class II	Class II Directors shall stand elected for a term expiring at the Company's second annual shareholder meeting, and directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the second annual shareholder meeting following their election.	3. Matthew Chen 4. Alex Lyamport 5. Jerry L. Hutter

The following biographical information is furnished as to each nominee for election as a Class I director:

Nicholas H. Adler, Director

Nicholas H. Adler, age 45, has served as a member of our board of directors since October 22, 2020. Mr. Adler is a practicing attorney in Nashville, Tennessee specializing in defense litigation, bankruptcy, foreclosure, and real estate matters. Mr. Adler is admitted to practice law in New York and Tennessee as well as all Federal districts within Tennessee. He received his B.A. in political science from Vanderbilt University and his J.D. from The Washington and Lee University School of Law. After his graduation from law school in 2001, Mr. Adler practiced with a large international firm in New York specializing in securities regulation. Since 2005, his practice has focused on the representation of national and regional credit grantors in Tennessee. He is also active in real estate development and asset management in Nashville.

We believe Mr. Adler is well-qualified to serve as a member of our board due to his experience and success in securities regulation.

Jun Liu, Director

Jun Liu, age 48, has served as a member of our board of directors since July 2018. Mr. Liu has served as the president of Beijing Wanfeng Xingye Investment Management Co., Ltd., an investment company in China, since January 2014. From 2004 to January 2014, he served as the president of Zhongansheng Investment Consulting Co, Ltd. From 2002 to 2004, Mr. Liu served as the vice president of Beijing Xingyun Co., Ltd. From 1999 to 2002, Mr. Liu served as the CEO of Weixin (China) Venture Investment Co., Ltd. and the director of Venture Capital Research Center of Renmin University. From 1993 to 1996, Mr. Liu served as government official in the State Auditing Administration. Mr. Liu represented Beijing Xingyun in its acquisition transaction by Pepsi twenty years ago. He also advised Xinhua Media on its reverse merger with Zhizhen Tech (HK: 02371). His investment portfolios cover wide range of sectors, including TMT, education, clean energy, technology, and chemical industries. Mr. Liu received his bachelor degree of Finance and Accounting from Wuhan University in 1989 and received his MBA degree from Renmin University China in 1999.

We believe Mr. Liu is qualified to serve as a director because of his extensive financial, investment and M&A experience and the extensive network he has established throughout his career.

Director Compensation

No compensation will be paid to our sponsor, officers and directors, or any of their respective affiliates, prior to or in connection with the consummation of our initial business combination. Additionally, these individuals are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Required Vote

Each of Nicholas H. Adler and Jun Liu shall be re-elected to the board of directors of the Company as Class I directors until the 2022 annual meeting of shareholders if the proposal to re-elect that person is approved by the affirmative vote of the majority of the shares present in person or by proxy at the Meeting and voting on the proposal.

Recommendation of the Board

The Company’s board of directors recommends that you vote “FOR ALL” the re-election of the persons named above.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTNANT

We are asking our shareholders to ratify the appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ended February 29, 2020 and the interim periods ended May 31, 2020 and August 31, 2020. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm, our Audit Committee intends to reconsider the selection of Marcum as our independent registered public accounting firm.

Marcum has audited our financial statements for the fiscal year ended February 29, 2020.

The following is a summary of fees paid to Marcum for services rendered during the period from March 9, 2018 (inception) through February 29, 2020:

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended February 29, 2020 and for the period from March 9, 2018 (inception) through February 28, 2019 totaled approximately $60,000 and $73,000, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related services consist of fees for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards during the year ended February 29, 2020 and the period from March 9, 2018 (inception) through February 28, 2019.

Tax Fees

We did not pay Marcum for tax planning and tax advice for the years ended February 29, 2020 and February 28, 2019.

All Other Fees

We did not pay Marcum for other services for the years ended February 29, 2020 and February 28, 2019.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Auditor Representatives at Annual Meeting

We expect that representatives of Marcum will not be present at the Annual Meeting.

Required Vote

The proposal to ratify the appointment of Marcum requires the vote of a majority of the shares present in person or by proxy at the Meeting and voting on the proposal.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm.

PROPOSAL 3--THE ADJOURNMENT

The adjournment proposal, if adopted, will request the chairman of the Meeting (who has agreed to act accordingly) to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the other proposals in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting shall not adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve any of the other proposals.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Meeting vote for the adjournment proposal, the chairman of the Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

GOVERNANCE OF LOAC

Directors and Executive Officers

Our current directors, officers and director nominee are listed below.

Name	Age	Position
Alex Lyamport	49	Chief Executive officer and Director
Matthew Chen	47	Chief Financial Officer, Chairman and Director of the Board
Nicholas H. Adler	45	Director and Chairman of the Compensation Committee
Jerry L. Hutter	77	Director and Chairman of the Audit Committee
Jun Liu	48	Director

Alex Lyamport has served as our Chief Executive Officer and a member of our board of directors since October 2020. Mr. Lyamport has over 20 years of experience in origination, structuring and closing deals in media, technology, energy, consumer goods and agriculture in Central and Eastern Europe. He also has a significant understanding of East-West capital markets and cross-border M&A. He has been a Director and CFO of Navigation Acquisition Corp. (TSXV: NAQ) since January 2018 and a Director at Navigator Principal Investors, LLC since 2012. From 2012 to 2014, Mr. Lyamport was CIS Acquisition Ltd.’s regional mergers and acquisitions consultant when the company raised US$40,000,000 from US institutional and retail investors pursuant to its initial public offering. While working for CIS Acquisition, he provided advice and assistance in connection with the identification of target businesses and completion of the company’s business acquisition. From 2003 to 2012, he was the cofounder and Head of Capital Markets of Link Capital, an Eastern European financial advisory firm. From 2005 to 2009, Alex was the cofounder and director of iMusic TV GmbH, Germany’s second largest music television channel and multimedia group. He played active role in strategy and fundraising. Mr. Lyamport attended CUNY, Brooklyn College and his area of study was Adapted Physical Education.

We believe Mr. Lyamport is qualified to serve as our Chief Executive Officer and director because of his extensive understanding and experience in the capital markets and cross-border M&A he has established throughout his career.

Matthew Chen has served as our Chairman and Chief Financial Officer since June 2018 and October 2020, respectively, and as Chief Executive Officer from June 2018 to October 2020. Since January 2018, Mr. Chen has served as Vice President of XiaoMingTaiJi Anime Limited Co., where Mr. Chen is mainly responsible for equity investment, acquisitions and corporate financing. From 2011 to January 2018, Mr. Chen served as the global head of the credit derivative market making platform at JP Morgan’s London branch. From 2008 to 2011, Mr. Chen served as the Asia credit derivative risk analysis manager at JP Morgan’s Hong Kong branch. From 2005 to 2008, Mr. Chen served as Managing Director at Bear Stearns, responsible for the firm’s equity derivative strategic product development. From 2003 to 2005, Mr. Chen served as Vice President at Realty Data Corp. an independent mortgage data provider. From 1998 to 2003, Mr. Chen served as Senior Manager at Imagine Software, a quantitative financial model provider. Mr. Chen holds a BS from Florida State University and MS Degree of Computer Science from New York University.

We believe Mr. Chen is qualified to serve as our Chief Financial Officer and Chairman of our board of directors because of his extensive financial and operations experience and the extensive network he has established throughout his career.

Jun Liu has served as a member of our board of directors since July 2018. Mr. Liu has served as the president of Beijing Wanfeng Xingye Investment Management Co., Ltd., an investment company in China, since January 2014. From 2004 to January 2014, he served as the president of Zhongansheng Investment Consulting Co, Ltd. From 2002 to 2004, Mr. Liu served as the vice president of Beijing Xingyun Co., Ltd. From 1999 to 2002, Mr. Liu served as the CEO of Weixin (China) Venture Investment Co., Ltd. and the director of Venture Capital Research Center of Renmin University. From 1993 to 1996, Mr. Liu served as government official in the State Auditing Administration. Mr. Liu represented Beijing Xingyun in its acquisition transaction by Pepsi twenty years ago. He also advised Xinhua Media on its reverse merger with Zhizhen Tech (HK: 02371). His investment portfolios cover wide range of sectors, including TMT, education, clean energy, technology, and chemical industries. Mr. Liu received his bachelor degree of Finance and Accounting from Wuhan University in 1989 and received his MBA degree from Renmin University China in 1999.

We believe Mr. Liu is qualified to serve as a director because of his extensive financial, investment and M&A experience and the extensive network he has established throughout his career.

Jerry L. Hutter has been a member of our board of directors since October 22, 2020. Mr. Hutter has over forty years of experience as an auditor, controller, CFO and management consultant for firms ranging from Fortune 500 companies to smaller private sector corporations and not-for-profit organizations. Since 2010, Mr. Hutter has served as director and Audit Committee Chairman of DJSP Enterprises, Inc., which used to be traded on NASDAQ under the symbol of DJSP and is designated as an Audit Committee Financial Expert for SEC purposes. In 2003, he co-founded CFO Strategies, Inc., from which he later retired as the Chief Executive Officer in 2009. From 2001 to 2005, Mr. Hutter was employed by CBIZ MHM, LLC as a Senior Manager. In the past twelve years, Mr. Hutter has worked with numerous public companies as an advisor to the board of directors and the audit committee regarding issues of risk assessment, compliance and financial statement disclosures, including Maxwell Technologies, Inc. NetREIT, Youbet.com and A-Power Energy Generation, Ltd. Mr. Hutter is a former certified public accountant with Price Waterhouse Coopers, where he was certified with both the American Institute of Certified Public Accountants (AICPA) and the California Society of Certified Public Accountants. He holds a Bachelor of Science degree in Accounting from California State University at Long Beach, with special studies at the University of California at Los Angeles and San Diego State University.

We believe Mr. Hutter is well-qualified to serve as a member of our board and Chairman of the Audit Committee due to his experience and success as Chief Financial Officer for multiple companies, as well as his knowledge in finance and accounting.

Nicholas H. Adler has served as a member of our board of directors since October 22, 2020. Mr. Adler is a practicing attorney in Nashville, Tennessee specializing in defense litigation, bankruptcy, foreclosure, and real estate matters. Mr. Adler is admitted to practice law in New York and Tennessee as well as all Federal districts within Tennessee. He received his B.A. in political science from Vanderbilt University and his J.D. from The Washington and Lee University School of Law. After his graduation from law school in 2001, Mr. Adler practiced with a large international firm in New York specializing in securities regulation. Since 2005, his practice has focused on the representation of national and regional credit grantors in Tennessee. He is also active in real estate development and asset management in Nashville.

We believe Mr. Adler is well-qualified to serve as a member of our board due to his experience and success in securities regulation.

Terms of Office of Officers and Directors

Our Board is divided into two classes with only one class of directors being elected in each year and each class serving a two-year term. The term of office of the first class of directors, consisting of Messrs. Nicholas H. Adler and Jun Liu, will expire at the Meeting. The term of office of the second class of directors, consisting of Messrs. Matthew Chen, Alex Lyamport and Jerry L. Hutter, will expire at the Company’s second annual meeting. In accordance with Nasdaq corporate governance requirements, we may not hold an annual meeting of shareholders until after we consummate our initial business combination.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in Amended and Restated Memorandum and Articles of Association as it deems appropriate. Our Amended and Restated Memorandum and Articles of Association provide that our officers may consist of a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, a President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board.

Shareholder Communications

Shareholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, Longevity Acquisition Corporation, Yongda International Tower, No. 2277 Longyang Road, Pudong District, Shanghai, People’s Republic of China. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent as long as we are not a controlled company. An “independent director” is defined under the Nasdaq rules generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of Messrs. Jerry L. Hutter, Nicholas H. Adler and Jun Liu is an “independent director” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

The board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risks. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.

Board of Directors and Committees

Our board of directors has two standing committees: an audit committee, and a compensation committee. The rules of NASDAQ and Rule 10A-3 of the Exchange Act as required by the rules of the NASDAQ, require that the audit committee and the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the Board. Messrs. Jerry L. Hutter, Nicholas H. Adler and Jun Liu are serving as members of our audit committee. Mr. Jerry L. Hutter serves as chairman of the audit committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Messrs. Jerry L. Hutter, Nicholas H. Adler and Jun Liu meet the independent director standard under NASDAQ listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our Board has determined that Mr. Jun Liu qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board. Messrs. Jerry L. Hutter, Nicholas H. Adler and Jun Liu serve as members of our compensation committee. Mr. Nicholas H. Adler serves as chairman of the compensation committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Messrs. Jerry L. Hutter, Nicholas H. Adler and Jun Liu meet the independent director standard under NASDAQ listing standards applicable to members of the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;

•	reviewing and approving the compensation of all of our other officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Amended and Restated Memorandum and Articles of Association also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Jerry L. Hutter, Nicholas H. Adler and Jun Liu. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our memorandum and articles of association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits to the registration statement filed in connection with our IPO. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten-percent shareholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished since the effective date of our IPO, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same.

Director and Officer Compensation

No compensation will be paid to our sponsor, officers and directors, or any of their respective affiliates, prior to or in connection with the consummation of our initial business combination. Additionally, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

After the completion of our initial business combination, members of our management team who remain with us, may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, as it will be up to the directors of the post-combination business to determine executive and director compensation. Any compensation to be paid to our officers will be determined, or recommended, to Board for determination, either by a committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Employment Agreements

We do not currently have any written employment agreements with any of our directors and officers except certain indemnification agreements with certain directors.

Retirement/Resignation Plans

We do not currently have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement or resignation.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership based on 2,625,622 shares of our ordinary shares outstanding as of November 27, 2020, based on information obtained from the persons named below, with respect to the beneficial ownership of our ordinary shares by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our officers and directors; and

●	all our officers and directors as a group.

As of the record date of November 27, 2020, there were a total of 2,625,622 of our ordinary shares issued and outstanding (including 1,375,622 public shares). Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares of the Company beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares of Longevity
Whale Management Corporation(2)(3)	1,250,000	47.6%
Matthew Chen(2)(3)	1,250,000	47.6%
Teddy Zheng(4)(5)	—	—
Alex Lyamport(6)	—	—
Nicholas H. Adler(7)	—	—
Jerry L Hutter(8)	—	—
Jun Liu(4)(9)	—	—
Pai Liu(4)(10)	—	—
Yukman Lau(4)(11)	—	—
All directors and officers as a group	1,250,000	47.6%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Longevity Acquisition Corporation, Yongda International Tower No. 2277 Longyang Road, Pudong District, Shanghai, People’s Republic of China.

(2)	Interests shown consist of the founder shares of Longevity and not the Company’s ordinary shares underlying the private placement units.

(3)	Whale Management Corporation is the record holder of such ordinary shares of Longevity. Mr. Chen, Longevity’s Chairman and Chief Financial Officer, has a majority of the ownership interest in Whale Management Corporation, the Company’s SPAC Sponsor, and has sole voting and dispositive power over the shares held thereby. Mr. Chen disclaims beneficial ownership over any securities owned by the SPAC Sponsor in which he does not have any pecuniary interest. Mr. Chen resigned from his position as Longevity’s Chief Executive Officer and was appointed as the Chief Financial Officer of Longevity on October 22, 2020.

(4)	Does not include any shares held by the SPAC Sponsor. This individual is a member of the SPAC Sponsor, as described in Footnote 3.

(5)	Resigned from his position as the Chief Financial Officer of Longevity on October 22, 2020.

(6)	Appointed as the Chief Executive Officer of Longevity and Director of Longevity’s board of directors on October 22, 2020.

(7)	Appointed as an Independent Director and the Chairman of the compensation committee of Longevity’s board of directors on October 22, 2020.

(8)	Appointed as an Independent Director and the Chairman of the audit committee of Longevity’s board of directors on October 22, 2020.

(9)	Resigned from his position as and the Chairman of the audit committee of Longevity’s board of directors on October 22, 2020.

(10)	Resigned from his positions as an Independent Director and the Chairman of the compensation committee of Longevity’s board of directors on October 22, 2020.

(11)	Resigned from his position as an Independent Director of Longevity’s board of directors on October 22, 2020.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In June 2018 we issued an aggregate of 1,150,000 founder shares to our sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.022 per share. 150,000 founder shares were forfeited by our sponsor on October 12, 2018 because the underwriters’ over-allotment option was not exercised.

Subject to certain limited exceptions, our initial shareholders have agreed not to transfer, assign or sell their founder shares until the earlier of   (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last sale price of our ordinary shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Our sponsor purchased an aggregate of 250,000 private placement units in a private placement that occurred simultaneously with the closing of our initial public offering. Our sponsor has agreed not to transfer, assign or sell any of the shares included in the private placement units and the respective ordinary shares underlying the rights and warrants included in the private placement units until 30 days after the completion of our initial business combination.

An affiliate of our sponsor agreed, from the date that our securities were first listed on Nasdaq through the earlier of our consummation of our initial business combination and our liquidation, to make available to us office space, utilities and secretarial and administrative services, as we may require from time to time. We paid such affiliate $10,000 per month, which funds are used to pay for the aforementioned services. We believe, based on rents and fees for similar services in Shanghai, China, that the fee charged by such affiliate is at least as favorable as we could have obtained from an unaffiliated person. One of such affiliate’s executive officers is a member of our sponsor. Effective May 31, 2020, our sponsor agreed to stop charging the Company the monthly administrative fee.

Other than reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees, non-cash payments or other similar compensation, will be paid to our officers or directors, or to any of their respective affiliates, prior to or with respect to our initial business combination (regardless of the type of transaction that it is). Our independent directors are responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

Prior to the closing of our initial public offering, our sponsor had also loaned to us an aggregate of $202,415 to cover expenses related to our initial public offering. These loans were non-interest bearing and will be payable without interest on demand. We repaid these loans from the proceeds of our initial public offering not placed in the trust account.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or our officers and directors may, but are not obligated to, loan us funds as may be required. If we consummate our initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the offering proceeds held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Such loans would be evidenced by promissory notes. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private placement units at a price of $10.00 per unit (which, for example, would result in the holders being issued 165,000 ordinary shares if $1,500,000 of notes were so converted (including 15,000 shares upon the closing of our initial business combination in respect of 150,000 rights included in such units), as well as 150,000 warrants to purchase 75,000 shares).

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a target that is affiliated with our sponsor, officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent accounting firm, or independent investment banking firm that our initial business combination is fair to our company from a financial point of view.

We have entered into a registration rights agreement. Our initial shareholders and the underwriter of our initial public offering and their permitted transferees can demand, after we consummates our initial business combination, that we register the founder shares, the private units and underlying securities, the shares underlying the warrants underlying the unit purchase option being issued to the underwriters of our initial public offering, and any securities issued upon conversion of working capital loans, pursuant to such agreement. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of our initial business combination. Notwithstanding the foregoing, the underwriter of our initial public offering may not exercise its demand and “piggyback” registration rights after five (5) and seven (7) years after August 28, 2018 and may not exercise its demand rights on more than one occasion.

SHAREHOLDER PROPOSALS

If you are a shareholder and you want to include a proposal in the proxy statement for the 2021 annual general meeting, your proposals are required to be submitted to Longevity by no later than January 21, 2021.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Amended and Restated Memorandum and Articles of Association.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Longevity and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Longevity’s proxy statement. Upon written or oral request, Longevity will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Longevity deliver single copies of such documents in the future. Shareholders may notify Longevity of their requests by calling or writing Longevity at Longevity’s principal executive offices at Yongda International Tower, No. 2277 Longyang Road, Pudong District, Shanghai, People’s Republic of China.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website athttp://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Meeting, you should contact us by telephone or in writing:

Longevity Acquisition Corporation

Yongda International Tower

No. 2277 Longyang Road,

Pudong District, Shanghai

People’s Republic of China

Tel: (86) 21-60832028

or

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

LONGEVITY ACQUISITION CORPORATION

Yongda International Tower

No. 2277 Longyang Road, Pudong District, Shanghai

People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m., Eastern Time on December 18, 2020

(Record Date – November 27, 2020)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alex Lyamport and Matthew Chen, or either of them, as proxies of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the ordinary shares of Longevity Acquisition Corporation, which the undersigned is entitled to vote, as specified below on this card, at the Annual Meeting of Shareholders of Longevity Acquisition Corporation, on Friday, December 18, 2020, at 10:00 a.m. local time, at the offices of the Company’s counsel, Hunter Taubman Fischer & Li LLC, 800 Third Avenue, Suite 2800, New York, New York 10022.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL”

FOR PROPOSAL 1, “FOR” FOR PROPOSALS 2 AND 3 SET FORTH BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1: To elect the nominees listed in the Proxy Statement to the Company’s Board of Directors.

NOMINEES:

01 Nicholas H. Adler	02 Jun Liu

For All	Withhold All	For All Except
☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: _______________________________

PROPOSAL 2: To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended February 29, 2020 and for the interim periods ended May 31, 2020 and August 31, 2020.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals;

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this meeting     ☐ YES        ☐ NO

Signature of Shareholder:	______________________________

Date:	______________________________

Name shares held in (Please print): ____________________	Account Number (if any): ____________________________

No. of Shares Entitled to Vote: _______________________	Stock Certificate Number(s): _________________________

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address: